ONECAP

                      A Nevada Corporation

                           Exhibit 10m

         Advertising Agreement with "Homes and Living,"
                     Dated February 9, 2000

ADVERTISING AGREEMENT
BLOCK AD/COMMUNITIES
MAGAZINE
DIRECT MAIL
OTHER /CUSTOM
Neighborhood Block Ads
Frequency
Starting Issue
Issue Price
Frequency/
Issue
FP
DT
Other
Cover Specify FC BC IFC IBC
FP
COVER FC or BC
1/2pg
BLOCK
DESCRIPTION
RATE

/s/ First Time

Map Guide

6 Month Contract

$1,449 Per Month

TOTAL

TOTAL

FP= Full Page
DT= Double Truck
FC= Front Cover
BC= Back Cover
IFC= Inside Front Cover
IBC= Inside Back Cover
TSO= 'Til Sold Out
BRC= Business Reply Card Insert
INS= Insert
PR= Editorial Space Buy

SPECIAL INSTRUCTIONS: /s/ TeleSelect 800
Block AD Total

Number will be included in April - tracking leads for

Next 6 months.
Magazine/Direct Mail Totals:
$8,694

15% Agency discount to apply on billing
Starting issue:
April 2000
Grand Total

BLOCK AD TOTAL

Ending issue
September 2000

ADVERTISER INFORMATION

      TERMS AND CONDITIONS. Payment must be made in full within 30 days of receipt of Invoice. Over 30 days will be charged interest at 1.5% per month. If advertiser does not fulfill their agreement, the advertiser will be charged the 3 time rate for all past insertions. Placement of advertising space in Homes and Living through an agency is the responsibility of the advertiser. The advertiser agrees to pay court costs and/or reasonable attorney fees if collection is necessary through the proceeds of suit.
      'TIL SOLD OUT ADS (TSO). A TSO advertising contract means the ad will be places until the specified projects is sold out. If cancelled prior to project selling, the rate would convert to the earned rate and the advertiser would be billed for the difference.
      CANCELLATION. Cancellations must be received in writing 60 days prior to publication. Advertiser will be short-rated back to the rate earned, exempt in the case of a sold-out project.
/s/ Dana Rogers
Advertiser Signature      Title
/s/ Dana Rogers
Advertiser (Print)
/s/ Jeannette S. Naert     2/9/00
SALESPERSON              DATE
_________
Publisher    Date

Other/Customer Total:
$8,694

Date: 2/9/00

ADVERTISER UNDERSTANDS THAT EACH TIME A COLOR SEPARATION IS  MADE
THERE  WILL BE A ONE-TIME COLOR SEPARATION CHARGE OF %105 WHETHER
THE SEPARATION IS TO BE USED IN ADS OR PR STORIES (Please have advertiser initial box)
Company: OneCap

Address:

City:
State:
Zip:

Billing Address:
1025 E. Twain Avenue #3

City: Las Vegas
State: NV
Zip: 89109

ADVERTISER UNDERSTANDS THAT THERE IS A PRODUCTION CHARGE FOR ANY ADS DESIGNED FOR HOMES AND LIVING MAGAZINE ARE 1/2 PAGE OR LARGER. THERE WILL ALSO BE A CHARGE FOR ANY FILM OUTPUT. (Please have advertiser initial box, and also quote prices for production and film output.)

Phone:
(702) 794-0554

Fax:
(702) 794-3551

Account Contact:
/s/ Dana Rogers


HOMES AND LIVING

320 E. Warm Springs, #7B
Las Vegas, NV 89119
702-891-0095       702-891-8401 Fax
Agency Information:
/s/ OneCap